This is filed pursuant to Rule 497(c).
File Nos. 333-49241 and 811-09174.

                             AEGIS VALUE FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

This Statement of Additional Information supplements the current Prospectus of Aegis Value Fund, Inc. (the "Fund") dated December 31, 2004. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The audited financial statements included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 are incorporated herein by reference. A copy of the Prospectus or Annual or Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 (800) 528-3780. Please retain this document for future reference.

                                Table of Contents

                                                                            Page

Fund History...................................................................1

Description of the Fund and Its Investments and Risks..........................1

Risk Factors and Special Considerations........................................4

Management of the Fund.........................................................5

Proxy Voting Policy............................................................5

Principal Holders of Shares....................................................8

Investment Advisory and Other Services.........................................9

Distributor...................................................................10

Fund Administrator and Transfer Agent.........................................10

Custodian.....................................................................10

Independent Public Accountants................................................11

Brokerage Allocation..........................................................11

Capital Stock and Other Securities............................................12

Purchase, Redemption and Pricing of Shares....................................12

Tax Status....................................................................13

Financial Statements..........................................................13

Fund History

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations on May 15, 1998. A board of five directors is responsible for overseeing the Fund's affairs.

Description of the Fund and Its Investments and Risks

The Fund is an open-end, diversified management investment company. Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a "no-load" mutual fund.

The following investment policies and limitations supplement those set forth in the Fund's prospectus. As stated in the prospectus, the Fund's investment goal is to seek long-term capital appreciation through a strategy of value investing in common stocks. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations. It should be noted that Items 8 and 9 regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.

The Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

     The Fund may not, as a matter of fundamental policy:

     1) With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

     2) Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.

     3) Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.

     4)   Purchase   securities  on  margin.  (But  the  Fund  may  obtain  such short-term credits as may be necessary for the clearing of securities trades.)

     5)   Engage   in   any   stock   option   strategy,   whether   listed   or
          over-the-counter options.

     6)   Make short sales of securities.

     7) Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

     8) The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities. This percentage limitation will apply at all times, and not just immediately after purchase.

     9) Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares. Such temporary borrowings may not at any time exceed 5% of the value of the Fund's net assets. No more than 10% of the value of the Fund's net assets at any time may be pledged as collateral for such temporary borrowings.

     10) Buy or sell commodities, commodities futures contracts or commodities option contracts.

     11) Loan money, except by the purchase of debt obligations consistent with the Fund's investment objective and policies. However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times). The Fund currently intends to limit any such lending of portfolio securities to no more than 5% of its net assets.

     12) Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.

     13) Invest more than 5% of the value of the Corporation's net assets in securities of issuers which have been in continuous operation less than three years.

     14) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

     15) Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

     16) Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.

     17) Invest in securities restricted as to disposition under federal or state securities laws.

Temporary Investments. The Fund's manager may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund's investment strategy exist. In such cases, the Fund may invest in government securities, agency securities, commercial paper, repurchase agreements, or other short-term money market instruments.

Under some circumstances, the Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions. Fund managers may choose to maintain significant cash balances. Like all portfolio decisions, the decision of the Fund manager to maintain a cash balance may ultimately help or hinder the ability of the Fund to meet its investment goals.

Portfolio Turnover. Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies. While the Fund's portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund's average portfolio turnover will not exceed 50% annually over periods of several years.

It is the operating policy of the Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

Disclosure of Portfolio Holdings. To prevent the misuse of nonpublic information about the Fund's portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the
Fund's specific portfolio holdings. Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers, who have a duty to keep the information confidential or who have been instructed by the Fund to keep the information confidential. The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund's portfolio holdings. The Fund and its advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter. These reports are available to the public on the Fund website or by calling the Fund's toll-free telephone number. Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board. Changes in the disclosure policy of the Fund will be approved by the Board.

Risk Factors and Special Considerations

Lending Portfolio Securities. The Fund may lend up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions. Such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by the Fund will be invested in short-term debt instruments.

Securities lending allows the Fund to retain ownership of the securities loaned and at the same time earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a lending program monitored by the Fund's custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the judgment of the Fund's management and Board, the consideration to be earned from such loans would justify the risk.

The Fund complies with the current view of the staff of the Securities and Exchange Commission that a mutual fund may engage in such loan transactions only if: (i) the Fund receives 100% collateral in the form of cash or cash equivalents (e.g., Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Foreign Securities. The Fund may invest up to 15% of its net assets directly in foreign securities. This limitation does not apply to investments in foreign companies through U.S. dollar-denominated American Depositary Receipts (ADRs). Typically, the Fund limits investments to foreign companies that comply with the disclosure requirements of the Securities and Exchange Commission ("SEC").

Lower-Rated Debt Securities. The Fund may purchase debt securities rated within the four highest grades of Moody's Investor Service, Inc. or Standard & Poor's Corporation. Debt securities in the fourth highest rating category (BBB or Baa, the lowest investment grade ratings) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Shareholder Rights. The Fund may not invest for the purpose of exercising control of management of another company. However, the Fund may exercise its rights as a stockholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other stockholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund's investment in those companies.

From time to time, the Fund may engage in activities in conjunction with other stockholders or interested parties which may include, among others, supporting or opposing proposed changes in a company's structure; seeking changes in a company's board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.

Management of the Fund

Board of Directors. The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the Fund's shareholders. The duties of the Fund's Directors are established by state and federal law. In general, Directors have a duty to exercise care and prudent business judgment in their oversight of the Fund. Directors also have a duty to exercise loyalty to the Fund's shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Fund's Board has five members, three of whom are independent of the Fund's management ("Independent Directors"). The two remaining Directors are also directors of the Fund's investment advisor and are, therefore, considered to be "interested persons" under the Investment Company Act of 1940, Section
(2)(a)(19) ("Interested Directors"). The Board annually elects the officers of the Fund to actively supervise the day-to-day operations of the Fund. The Directors serve for an indefinite period.

Information about each officer and Director of the Fund is provided in the table below:

                                                                                  Number of
                         Position(s)                                              Portfolios in       Other
                         Held with Fund                                           Fund Complex        Directorships
  Name, Address,         and Length of        Principal Occupation(s)             Overseen by         Held by
     and Age             Time Served          During Past 5 Years                 Director            Director
---------------------------------------------------------------------------------------------------------------------
Independent Directors*

Edward P. Faberman       Director of           Attorney with the law firm         2                   None
Age: 58                  the Fund since 1997   of Ungaretti & Harris since
1500 K Street                                  1996.
N.W. Suite 250
Washington, D.C. 20005

Eskander Matta           Director of the       Vice President of Enterprise       2                   None
Age: 34                  Fund since 1997       Internet Services, Wells
550 California                                 Fargo & Co. since 2002;
Street, 2nd Floor                              Director of Strategic
San Francisco, CA  94111                       Consulting, Cordiant
                                               Communications Group in
                                               2001. Director--Strategic
                                               Consulting of Organic, Inc.
                                               1999-2001.

Albert P. Lindemann III   Director of the      Investment analyst with            2                   None
Age: 42                   Fund since 2000      Faison  Enterprises,
121 West Trade                                 (real 2000 estate investment);
Street, Suite 2550                             Real estate development, Trammell
Charlotte, NC 28202                            Crow Company, 1995-2000.

Interested Directors**

William S. Berno          President and        President and Managing
Age: 51                   Director of          Director of Aegis Financial        2                   None
1100 N. Glebe             the Fund since       Corporation since 1994.
Rd., Suite 1040           1997
Arlington, VA 22201

Scott L. Barbee           Treasurer and        Treasurer and Managing             2                   None
Age: 33                   Director of          Director of Aegis Financial
1100 N. Glebe             the Fund since       Corporation since 1997.
Rd., Suite 1040           1997
Arlington, VA 22201

Officer of the Fund who is not also a Director

Paul Gambal               Secretary of         Chairman, Secretary and            N/A                 N/A
Age: 45                   the Fund since       Managing Director of Aegis
1100 N. Glebe              1997                Financial Corporation since
Rd., Suite 1040                                1994.
Arlington, VA 22201

----------
* The "Independent Directors" are those Directors that are not considered "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940.

** Mr. Berno and Mr. Barbee are each considered to be "Interested Directors" because of their affiliation with the Fund's advisor.

Committees of the Board. The Board has one standing committee, the Audit committee, which is comprised of the three Independent Directors of the Fund, Messrs. Faberman (Chairperson), Matta and Lindemann. The Audit committee meets as needed to review the Fund's financial statements; approve the selection of and consult with the Fund's independent accountants concerning the Fund's annual audit and any related accounting issues; receive the independent accountants' report on internal controls and procedures; and monitor the procedures in place for regulatory compliance. The Audit committee met twice during fiscal year 2004.

Share Ownership by Directors. As of December 9, 2004, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of December 31, 2003, the Directors of the Fund owned the following dollar amounts of shares in the Fund:

                                                     Aggregate Dollar Range of Equity
                                                     Securities in All Funds Overseen
                          Dollar Range of Equity   By Director in Family of Investment
Name of Director          Securities in the Fund                Companies
-------------------------------------------------- -----------------------------------
Independent Directors

Edward P. Faberman            $10,001-$50,000                $10,001-$50,000

Eskander Matta                $10,001-$50,000                $10,001-$50,000


Albert P. Lindemann III            None                            None

Interested Directors

William S. Berno               over $100,000                  over $100,000

Scott L. Barbee                over $100,000                  over $100,000

Compensation. The Fund does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive a fee of $1,000 for each meeting of the Fund's Board of Directors which they attend. In addition, the Fund reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund offers no retirement plan or other benefits to its Directors.

The following table sets forth information regarding compensation of the Independent Directors by the Fund for the fiscal year ended August 31, 2004:

                                                   Total Compensation from Fund
                          Aggregate Compensation    and Fund Complex (2 Funds)
Independent Director           from the Fund            Paid to Directors
-----------------------   ----------------------   -----------------------------

Edward P. Faberman                $5,000                      $7,500

Eskander Matta                    $5,000                      $7,500

Albert P. Lindemann III           $5,000                      $7,500

Code of Ethics. Rule 17j-1 under the Investment Company Act of 1940 is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Fund's investment activities. The Board of Directors of the Fund and the Fund's investment advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1. The Code of Ethics applies to the personal investing activities of directors, officers, and certain employees ("access persons"). Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each personal transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes. Copies of the Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

Proxy Voting Policy
-------------------

In accordance with a proxy voting policy approved by the Fund's Board of Directors, the investment advisor to the Fund (Aegis Financial Corporation ("AFC")) votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. As the Fund's investment advisor, AFC is primarily concerned with maximizing the value of the Fund's investment portfolio. Consequently, AFC has voted and will continue to vote the Fund's proxies based on the principle of maximizing shareholder value. From time to time, AFC may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

All proxies are reviewed by AFC's designated Proxy Officer. The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund's investment portfolio. As a general matter, AFC typically votes the Fund's proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). AFC generally votes against proposals for compensation plans deemed to be excessive. For all other proposals, AFC foremost considers the economic benefit of the proposal to the Fund's shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and AFC's opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event, a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Lead Portfolio Manager to decide how to vote a proxy. The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of AFC regarding issues that are not clearly covered by the proxy voting policy. Upon being so informed, the principals of AFC will decide upon appropriate policy changes.

Conflicts of Interest. AFC is sensitive to conflicts of interest that may arise in the proxy decision making process. In proxy voting, there are many potential conflicts of interest between management and shareholders. AFC seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients' collective best interest. Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis Value Fund Voting Record. Information regarding how AFC voted proxies relating to Aegis Value Fund's portfolio securities during the most recent 12-month period ending June 30 is available without charge on the Aegis Value Fund website at http://www.aegisvaluefund.com, by calling the Fund at (800) 528-3780, and on the SEC's website at http://www.sec.gov.

Principal Holders of Shares

Principal Stockholders. As of December 9, 2004, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

                                   Percentage
Name and Address                   Ownership               Type of Ownership
------------------------------     -------------------     ---------------------

Charles Schwab & Co. Inc.(1)       15.25 %                 Record
101 Montgomery Street
San Francisco, CA  94104

Natl. Investor Service Corp.(2)    8.90 %                  Record
55 Water Street, 32nd Floor
New York, NY  10041

----------
(1) Charles Schwab & Co., Inc. is a New York Stock Exchange member firm and broker-dealer holding shares in "street name" for the benefit of its brokerage customers.

(2)  National   Investor  Service  Corp.  is  the  clearing   subsidiary  of  TD
     Waterhouse, a New York Stock Exchange member firm and broker-dealer holding shares in "street name" for the benefit of its brokerage customers.

Investment Advisory and Other Services

Investment Advisor of the Fund. The Fund is advised by Aegis Financial Corporation ("AFC"), formerly Berno, Gambal & Barbee, Inc., under an Investment Advisory Agreement approved by the Board of Directors and shareholders on March 11, 1998. AFC is a value-oriented investment firm founded in 1994.

Each of the principals of AFC serves as an officer and director of that firm. William S. Berno serves as President and a director of AFC, and also holds those same positions with the Fund. Scott L. Barbee serves as Treasurer and a director of AFC, and also holds those same positions with the Fund. Paul Gambal serves as Chairman, Secretary and a director of AFC, and also holds the position of Secretary of the Fund. William Berno, Paul Gambal and Scott Barbee are the principal stockholders of AFC and are therefore considered to be "controlling persons" of the Fund's investment advisor.

Advisory Services. Under the Investment Advisory Agreement, AFC determines the composition of the Fund's portfolio and supervises the investment management of the Fund. AFC also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. AFC furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors of the Fund who are affiliated with AFC.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees. As compensation for its services to the Fund under the Investment Advisory Agreement, AFC is entitled to receive an annual advisory fee of 1.20% of the Fund's average net assets.

The Fund pays AFC its advisory fee on a monthly basis, computed based on the average net assets for the preceding month. For its most recent fiscal year ended August 31, 2004, the Fund paid AFC total advisory fees of $6,362,381. For the fiscal year ended August 31, 2003, the Fund paid AFC total advisory fees of $2,200,000. For the fiscal year ended August 31, 2002, the Fund paid AFC total advisory fees of $1,396,000. As a means of reducing the Fund's operating expense ratio, effective September 1, 2002 AFC entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund's expenses for the Fund's current fiscal year in order to limit the Fund's total operating expense to 1.50% of the Fund's average daily net assets. The Fund has agreed to repay AFC for amounts waived or reimbursed by AFC pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's total annual operating expenses to exceed 1.50% and repayment is made within three years after the year in which AFC incurred the expense. AFC waived fees and/or reimbursed expenses in the amount of $0 for the fiscal year ended August 31, 2004 and $87,642 for the fiscal year ended August 31, 2003 in accordance with the expense limitation agreement and is entitled to repayment of those amounts in accordance with the terms and conditions of the agreement. The Fund's Board of Directors will ratify or approve the amount of any repayment to the Advisor or any reimbursed expenses made under the expense limitation agreement. The Fund's custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund's expenses. The credits will not be applied to reduce amounts payable to the Fund by the Advisor under its expense limitation agreement with the Fund.

Advisory Agreement Approval. The Investment Advisory Agreement was most recently reapproved by the Board of Directors on January 30, 2004. In reapproving the Agreement, the Board of Directors requested, and AFC provided, information necessary for the Directors to evaluate the fairness of the compensation paid by the Fund. The Directors considered the following factors: the requirements of the Fund in the areas of investment supervisory and administrative services; the quality of AFC's services; the fees paid for the investment advisory services; other services provided that are not covered in the Agreement; the total expenses of the Fund; the willingness of AFC to waive a portion of its fees; the profitability of AFC; the extent to which AFC receives benefits from soft dollars and other service benefits; the capabilities and financial condition of AFC; and other information deemed relevant by the Board. Based on this review, it was the judgment of a majority of the Directors, including a majority of the Independent Directors, that re-approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Distributor

The Fund serves as its own distributor of the Fund's shares. The Fund receives no additional compensation related to its services as distributor.

Fund Administrator and Transfer Agent

BGB Fund Services, Inc. ("BGB"), an affiliate of AFC, serves as the Fund's transfer agent and dividend-paying agent under an agreement dated May 1, 2002. The principal business address of BGB is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

The agreement is effective for successive annual periods, provided it is approved annually by the Fund's Board of Directors. BGB also provides fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation. Under the agreement, the Fund pays BGB a service fee at the annual rate of 0.25% of the Fund's average net assets. BGB has voluntarily reduced its fee for services in connection with the Fund Services Agreement between the Fund and BGB, Effective October 15, 2004, the fee schedule was amended to provide for a temporary fund services fee of 0.25% on Fund assets up to $200 million and 0.10% on Fund assets in excess of $200 million. This voluntary fee amendment will remain in effect until May 1, 2005 and BGB will continue to provide the same level of services to the Fund during this period.

Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities. The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Public Accountants

The Fund engaged the accounting firm of Briggs Bunting & Dougherty, LLP to perform an annual audit of the Fund's financial statements for the 2004 fiscal year. Briggs Buntings' address is Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102.

Brokerage Allocation

Portfolio Transactions. As provided in its Investment Advisory Agreement, AFC is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services. For its past three fiscal years, the Fund paid total brokerage commissions of $294,683 in fiscal 2004, $459,880 in fiscal 2003, and $630,460 in fiscal 2002. The declining trend in total commissions is due to lower brokerage commission rates.

While AFC seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. AFC intends to use BGB Securities, Inc., AFC's affiliated broker-dealer, for brokerage transactions where, in its judgment, AFC will be able to obtain a price and execution at least as favorable as other qualified brokers. BGB Securities, Inc. may serve as a broker for the Fund in any securities transaction; however, in order for BGB Securities, Inc. to effect any portfolio transaction for the Fund, the commissions, fees or other remuneration received by BGB Securities, Inc. must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time. The Fund will not deal with BGB Securities, Inc. in any transaction in which BGB Securities, Inc. acts as a principal. However, BGB Securities, Inc. may serve as broker to the Fund in transactions conducted on an agency basis.

BGB Securities, Inc. received $273,413 of brokerage commissions from the Fund in fiscal 2004, $446,496 in fiscal 2003, and $615,460 during fiscal 2002. These commissions represented 92.8% of the total commissions paid by the Fund in fiscal year 2004 and 98.1% of the aggregate dollar amount of brokerage transactions effected during fiscal year 2004.

Brokerage Selection. Allocation of transactions, including their frequency, to various brokers is determined by AFC in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, AFC may also consider the provision of supplemental research services in the selection of brokers to execute portfolio transactions. AFC will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

In executing such transactions, AFC makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's financial strength and its risk in positioning a block of securities. Such considerations involve judgment and experience, and are weighed by AFC in determining the overall reasonableness of brokerage commissions paid.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by AFC in servicing all of its accounts, and not all of such services may be used by AFC in connection with the Fund.

The Fund's Board of Directors will review from time to time all of the Fund's portfolio transactions including information relating to the commissions charged by BGB Securities, Inc. to the Fund. The Board will also review information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which BGB Securities, Inc. effects brokerage transactions for the Fund must be reviewed and approved at least annually by a majority of the Independent Directors of the Fund.

Capital Stock and Other Securities

Common Stock. The Fund will issue new common shares at its most current net asset value. The Fund has authorized common stock of one hundred million shares, $0.001 par value per share. The Fund has registered an indefinite number of shares under Rule 24f-2 of the Investment Company Act of 1940. Each share has one vote and is freely transferable; shares participate equally in any dividend distributions. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. The rights of shareholders can be modified only by a "majority vote of the shareholders" as defined in section 2(a)(42) of the Investment Company Act of 1940. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Purchase, Redemption and Pricing of Shares

Purchase Orders. Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts. There are no sales charges (loads) or distribution fees. The Fund determines its net asset value as described in the prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion. The Fund also reserves the right to suspend the offering of Fund shares to new or existing investors. Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies. Such a decision was made in 2004, and the Fund closed to new investors as of November 30, 2004.

Redemptions. Shares may be redeemed at net asset value, as outlined in the prospectus. The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the "Net Asset Value" section of the prospectus.

Pricing of Shares. The purchase and redemption price of Fund shares is based on the Fund's next determined net asset value per share. See "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares. The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares. The Fund neither encourages nor discourages frequent trading of its shares by Fund investors.

Tax Status

General. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute at least 90% of its investment company taxable income.

Should the Fund not qualify as a "regulated investment company" under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders. Payment of income taxes by the Fund would reduce the Fund's net asset value and result in lower returns to the Fund's shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax. The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund is permitted to invest up to 15% of its assets in foreign securities. Some foreign countries withhold income taxes from dividend payments to investors. The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process. It is not anticipated that tax withholdings on foreign dividends will have a material effect on the Fund's investment performance.

Financial Statements. The Aegis Value Fund, Inc. completed its latest fiscal year of operation on August 31, 2004. Financial statements audited by Briggs Bunting & Dougherty, LLP, the Fund's independent auditors, included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2004 are incorporated herein by reference. To obtain a copy of the Fund prospectus or the Annual Report to Shareholders, please call (800) 528-3780.

23261.0001 #535766